UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 12, 2005

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 12, 2005, Vyyo Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 12, 2005, Vyyo Inc. issued a press release announcing that Michael Corwin, the Company’s President and Chief Operating Officer, will take a leave of absence from the Company for health reasons. Mr. Corwin will remain associated with the Company but will no longer be a reporting person under Section 16 of the Securities Exchange Act of 1934. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(c). EXHIBITS.

Exhibit Number	Exhibit

99.1	Press release of Vyyo Inc. dated May 12, 2005, furnished in accordance with Items 2.02 and 5.02 of this current report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: May 12, 2005	By:	/s/ Arik Levi
Arik Levi
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release of Vyyo Inc. dated May 12, 2005, furnished in accordance with Items 2.02 and 5.02 of this current report on Form 8-K.

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